SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 16, 2006
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                                  SIMTROL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    1-10927                    58-2028246
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

2200 Norcross Parkway, Norcross, Georgia                        30071
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (770) 242-7566
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
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      On February 16, 2006, Simtrol, Inc. and Acacia Research Corporation
("Acacia") entered into an agreement pursuant to which Simtrol sold to Acacia U.S. Patent No(s). 5515099, 5526037, 5528289, 5568183, 5583565, and 55998209
(the "Patents"). The patents relate primarily to remote control of video cameras and other devices used in areas such as videoconferencing and surveillance systems. The uses of the patented technology include improved remote management of video camera functions such as pan, tilt, and focus, and improved device control in a networked videoconferencing system.

      Under the terms of the agreement, Simtrol will receive an initial payment of $250,000 thirty days after the date of the agreement and will receive ongoing royalty payments of twenty percent of the net proceeds received by Acacia in connection with (i) the licensing by Acacia of the patented technology to third parties and (ii) any successful patent infringement action commenced by Acacia with respect to the Patents, provided that Acacia shall be entitled to fully recoup the initial payment prior to making any royalty payments to Simtrol.

      A copy of the press release announcing the patent sale is included as
Exhibit 99.1.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
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      The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
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         (c)  Exhibits.

         Exhibit 99.1      Press Release dated February 22, 2006



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIMTROL, INC.



                                           By: /s/ Stephen N. Samp
                                              --------------------------------
                                              Stephen N. Samp
                                              Chief Financial Officer

Dated: February 22, 2006